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                                                                Exhibit No. 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of M.D.C. Holdings, Inc. of our report dated February 10, 1994 appearing on page F-2 of M.D.C. Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP

Los Angeles, California
September 21, 1994